THE WARRANT REPRESENTED BY THIS WARRANT CERTIFICATE MAY NOT BE OFFERED, SOLD, EXCHANGED OR TRANSFERRED IN ANY MANNER WHATSOEVER, EXCEPT IN COMPLIANCE WITH
SECTION 4 OF THIS WARRANT CERTIFICATE.

                                                  Warrant to Purchase 100,000
                                                  Shares of Common Stock

Original Issue Date: April 8, 1999

Exercise Price: 100,000 warrants at $5 per share

                        WARRANT TO PURCHASE COMMON STOCK

                                       OF

                      PARADISE MUSIC & ENTERTAINMENT, INC.

      This certifies that Thomas J. Edelman or permitted assigns (collectively referred to herein as, "the Warrant Holder"), is entitled, subject to Section
2.2 hereof and the other terms and conditions set forth herein, at any time and from time to time commencing one year after the Original Issue Date set forth above through the third anniversary of issue date (the "Expiration Date") to purchase from Paradise Music & Entertainment, Inc., a corporation organized and existing under the laws of the state of Delaware (hereinafter called the "Company"), up to 100,000 fully paid and non-assessable shares of Common Stock, $.01 par value per share, of the Company ("Common Stock") upon surrender of this Warrant Certificate, at the principal office of the Company, with the subscription form annexed hereto duly executed by the Warrant Holder or an authorized representative of the Warrant Holder, and simultaneous payment therefor in lawful money of the United States of the purchase prices per share set forth above subject to adjustment as provided below (such amount being referred to herein as the "Purchase Price"). The number and type of securities issuable upon exercise of this Warrant are subject to adjustment as provided below. The Warrant represented by this Warrant Certificate may not be exercised after 5:00 p.m., New York time, on the Expiration Date.

      25. The Warrant. The Company has duly authorized the issuance of this Warrant and the Warrant Shares (as defined below), subject to requisite stockholder approval. This Warrant shall not take effect unless and until stockholder approval has been obtained.

      26. Exercise.

            26.1 Subject to the provisions of Section 2.2 below, this Warrant may be exercised as to all or any portion of the shares covered by this Warrant Certificate at any time and from time to time until 5:00 p.m., New York, New York time on the Expiration Date, by surrendering this Warrant Certificate at the then principal office of the Company (currently located at 53 West 23rd Street, New York, New York 10010) with the subscription form duly executed by the Warrant Holder or an authorized representative of the Warrant Holder, together with payment by certified or official bank check or in immediately available funds of the sum obtained by multiplying (i) the number of shares of Common Stock as to which this Warrant is being exercised by (ii) the Purchase Price.

            26.2 This Warrant shall vest and become exercisable on the date hereof.

            26.3 Upon any exercise of this Warrant as provided in Section 2.1 for less than all of the shares of Common Stock called for on the face of this Warrant Certificate, this Warrant Certificate shall be surrendered, and (unless it is after 5:00 p.m., New York, New York time on the Expiration Date) a new Warrant Certificate of the same tenor, with the same Expiration Date and for the purchase of the number of such shares of Common Stock not purchased upon such exercise or any prior exercise shall be issued by the Company to the Warrant Holder.

            The term "Warrant" as used herein means the Warrant represented by this Warrant Certificate and any Warrants delivered in substitution or exchange therefor as provided herein. The term "Warrant Shares" as used herein means as of any date all shares of Common Stock of the Company or other securities, properties or rights theretofore issued or at the time issuable upon exercise of the Warrant.

            26.4 This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of surrender for exercise of this Warrant Certificate (or, in the event this Warrant Certificate is not available, on the date of surrender of the documents described in Section 6 hereof, together with a letter containing substantially the information included on the subscription form attached hereto) as provided above, and the person entitled to receive the shares of Common Stock or other securities, properties or rights issuable upon such exercise shall be treated for all purposes as the holder of such shares, securities, properties or rights of record as of the close of business on such date. Promptly following such date, the Company shall issue and deliver to the person or persons entitled to receive the same a stock certificate or certificates for the full number of shares of Common Stock, properties or rights issuable upon such exercise.

            26.5 Unless the Warrant Shares are registered under the Securities Act of 1933, as amended (the "Act"), the certificate or certificates representing the Warrant Shares shall bear a legend in substantially the following form:

            The securities represented by this certificate may only be sold, exchanged or transferred in compliance with the registration requirements of the Securities Act of 1933, as amended (the "Act") or an exemption therefrom. The Company may require an opinion of counsel, satisfactory to it, in connection with any transfer proposed to be made without registration under the Act.

            26.6 The Warrant Holder shall have the right at any time after one year from the date hereof to request that the Warrant Shares be included in one registration statement filed by the Company other than a registration statement covering an employee benefit plan and subject to the right on the underwriter of any offering to request a holdback or limitation on the number of Warrant shares to be registered. Such registration shall be without expense to the Warrant Holder.

      27. Payment of Taxes. All shares of Common Stock or other securities issued upon the exercise of this Warrant pursuant to the terms of this Warrant Certificate shall be validly issued, fully paid and non-assessable, and the Company shall pay all issuance taxes and other similar governmental charges that may be imposed in respect of the issue or delivery thereof, but in no event shall the Company pay a tax on or measured by the net income or gain attributed to such exercise; neither shall the Company be required to pay any tax or other charge imposed in connection with any transfer of this Warrant or any transfer involved in the issuance of any certificate for shares of Common Stock or other securities in any name other than that of the Warrant Holder.

      28. Transfer and Exchange.

            28.1 This Warrant is issued upon the following terms, to all of which the Warrant Holder by the taking hereof consents and agrees:

            (a) subject to the restrictions set forth in paragraph (d) below, title to this Warrant may be transferred by endorsement (by the registered holder hereof executing the form of assignment at the end hereof) and delivery in the same manner as in the case of a negotiable instrument transferable by endorsement and delivery;

            (b) subject to the restrictions set forth in paragraph (d) below, any person in possession of this Warrant properly endorsed is authorized to represent himself as absolute owner hereof and is empowered to transfer absolute title hereto by endorsement and delivery hereof to a bona fide purchaser hereof for value;

            (c) this Warrant and all Warrant Shares may be disposed of only in accordance with the Securities Act of 1933, as amended (the "Act") and the rules and regulations promulgated thereunder by the Securities and Exchange Commission. In connection with any such proposed disposition, the Company may require such holder to furnish an opinion of counsel, satisfactory to the Company, that the proposed disposition, if effected, will not violate the registration requirements of the Act; and

            (d) Notwithstanding anything to the contrary contained herein, this Warrant shall not be sold, assigned, pledged or otherwise transferred except with the prior written consent of the Company and any purported transfer in violation of this clause shall be void and of no force or effect.

            28.2 Until any permitted transfer is effected on the books of the Company, the Company may treat the prior holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

      29. Certain Adjustments of Purchase Price and Number of Share

            29.1 Adjustment for Stock Splits, Reverse Splits, Stock Dividends, Reclassification. Recapitalizations, etc. If at any time or from time to time after the Original Issue Date the Company shall increase or decrease the number of outstanding shares of Common Stock, by means of any stock dividend, stock split, reverse split, subdivision, combination or reclassification of shares, recapitalization or other similar event, then, in each such event, the Purchase Price shall, simultaneously, with the happening of such event, be adjusted by multiplying the then Purchase Price, by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event, and the product so obtained shall thereafter be the Purchase Price as then in effect. The Purchase Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein in this Section 5. 1. The holder of this Warrant shall thereafter, on the exercise hereof, be entitled to receive that number of shares of Common Stock determined by multiplying the number of shares of Common Stock which would otherwise (but for the provisions of this Section 5. 1) be issuable on such exercise by a fraction of which (i) the numerator is the Purchase Price which would otherwise (but for the provisions of this Section 5. 1) be in effect, and (ii) the denominator is the Purchase Price in effect on the date of such exercise.

            29.2 Adjustment for Reorganization, Merger, Consolidation or Disposition of Assets. If at any time or from time to time after the Original Issue Date the Company shall reorganize its capital (other than in a recapitalization as to which an adjustment is made pursuant to Section 5.1 above), consolidate, amalgamate or merge with or into another corporation (as a result of which the Company is not the surviving corporation), or sell, transfer or otherwise dispose of all or substantially all of its property, assets or business to another entity and, pursuant to the terms of such reorganization, merger, amalgamation or consolidation, shares of common stock of the successor or acquiring entity, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring entity ("Other Property"), are to be received by or distributed to the holders of Common Stock of the Company, then the Warrant Holder shall have the right thereafter to receive, upon any present or future exercise of this Warrant and payment of the Purchase Price as provided for herein, the number of shares of common stock of the successor or acquiring entity or of the Company, if it is the surviving corporation, and Other Property received upon or as a result of such reorganization, merger, amalgamation or consolidation by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event. In case of any such reorganization, merger, consolidation or disposition of assets, the successor or acquiring entity (if other than the Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all of the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined by resolution of the Board of Directors of the Company) in order to provide for adjustments of shares of the Common Stock for which this Warrant is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in this Section 5. The foregoing provisions of this Section 5.2 shall similarly apply to successive reorganizations, amalgamations, mergers, or consolidations.

            30. Loss or Mutilation. Upon receipt by the Company of evidence satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Warrant Certificate and (in the case of loss, theft or destruction) of indemnity satisfactory to it, and (in the case of mutilation) upon surrender and cancellation thereof, the Company will execute and deliver in lieu thereof a new Warrant Certificate of like tenor.

            31. Reservation of Common Stock. The Company shall at all times reserve and keep available for issue upon the exercise of this Warrant such number of its authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of this Warrant.

            32. Notice. All notices and other communications shall be deemed validly given, made or served if in writing and delivered (as of such delivery) or sent by certified mail (as of three days after deposit in a United States post office), postage prepaid, return receipt requested, or by facsimile or overnight courier service, charges prepaid (as of the date of confirmation of receipt): (i) if to the Warrant Holder, to the address or telecopy number furnished to the Company in writing by the last holder of this Warrant who shall have furnished an address or telecopy number to the Company in writing; or (ii) if to the Company, to the address set forth in Section 2.1 hereof or to such other address or telecopy number furnished in writing by the Company to the Warrant Holder.

            33. Change: Waiver. Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated orally but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

            34. No Rights or Liability as a Stockholder. Except as otherwise expressly provided herein, no holder, as such, of this Warrant shall be entitled to vote or receive dividends or be deemed a stockholder of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, or receive dividends or subscription rights, prior to the issuance to the holder of this Warrant of the Common Stock or other securities which he is then entitled to receive upon the due exercise of this Warrant.

            35. Heading. The headings in this Warrant are for purposes of convenience in reference only and shall not be deemed to constitute a part hereof or to affect the interpretation of any provision of this Warrant.

      36. Governing Law. This Warrant shall be construed and enforced in accordance with and shall be governed by the laws of the state of New York (without reference to its rules as to conflicts of laws).

                                        PARADISE MUSIC & ENTERTAINMENT, INC.


                                        By:_____________________________________
                                           Name:
                                           Title:

                                     WARRANT
                                SUBSCRIPTION FORM
                 (To be executed only upon exercise of Warrant)

      The undersigned holder of this Warrant Certificate irrevocably elects to exercise the right, represented by this Warrant Certificate, to purchase __________ [insert number of shares] shares of Common Stock of Paradise Music & Entertainment, Inc., and herewith tenders payment therefor in the amount of $___________ [insert purchase price], all in accordance with the terms of this Warrant Certificate. The undersigned requests that a certificate for such securities be registered in the name of _____________________ whose address is
___________________.

Date: ________________


                                        ________________________________________
                                         Signature of Holder)

                                        ________________________________________
                                         (Street Address)

                                        ________________________________________
                                         (City)        (State)        (Zip)

                                        ________________________________________
                                        (Social Security Number/Federal Tax
                                        Identification No.)

                                     WARRANT
                               FORM OF ASSIGNMENT

            FOR VALUE RECEIVED, the undersigned holder of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under the within Warrant, with respect to the number of shares of Common Stock set forth below:

Name of Assignee              Address                  Number of Shares
----------------              -------                  ----------------


and does hereby irrevocably constitute and appoint ___________ attorney to make such transfer on the books of Paradise Music & Entertainment, Inc., maintained for the purpose, with full power of substitution in the premises.


                                        Date:___________________________________

                                        Signature_______________________________

                                        Witness_________________________________


                                       1